Scout Funds

Scout TrendStar Small Cap Fund

Supplement dated July 29, 2011 to the Prospectus dated June 15, 2011 for the
Scout TrendStar Small Cap Fund

The Board of Trustees of Scout Funds approved a proposal to reorganize the Scout TrendStar Small Cap Fund (the "TrendStar Fund") with and into the Scout Small Cap Fund (the "Small Cap Fund").

The TrendStar Fund's investment objective is identical and its investment policies are similar to those of the Small Cap Fund.  Both Funds seek long-term growth of capital.

The Board believes that the proposed reorganization is in the best interests of the shareholders of both the TrendStar Fund and the Small Cap Fund.

It is anticipated that during the third quarter of 2011, TrendStar Fund shareholders will receive an information statement/prospectus providing them with information about the reorganization and the Small Cap Fund.  The reorganization does not require the approval of shareholders.  The reorganization is expected to take place on or about September 30, 2011.

Effective as of the close of business on August 1, 2011, the TrendStar Fund will be closed to new investors.  Additionally, the TrendStar Fund will continue to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the proposed reorganization.

You should keep this Supplement for future reference.  Additional copies of the Prospectus may be obtained free of charge by calling (800) 996-2862.